Southwest IDEAS Investor Conference November 15, 2012

2 Safe Harbor Statement NOTE: This presentation contains certain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation addressing expectations, assumptions, beliefs, projections, future plans, strategies, and events, developments that we expect or anticipate will occur in the future, and future operating results or financial condition are forward-looking statements. Forward-looking statements in this presentation may include, but are not limited to statements about projected future investment strategies and leverage ratios, future financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this presentation. Forward-looking statements are inherently subject to risks, uncertainties, and other factors, some of which cannot be predicted or quantified and any of which could cause the Company’s actual results and timing of certain events to differ materially from those projected in or contemplated by these forward-looking statements. Not all of these risks, uncertainties and other factors are known to us. New risks and uncertainties arise over time, and it is not possible to predict those risks or uncertainties or how they may affect us. The projections, assumptions, expectations or beliefs upon which the forward-looking statements are based can also change as a result of these risks and uncertainties or other factors. If such a risk, uncertainty, or other factor materializes in future periods, our business, financial condition, liquidity and results of operations may differ materially from those expressed or implied in our forward-looking statements. While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward-looking statements, or that may cause our projections, assumptions, expectations or beliefs to change, include the following: the risks and uncertainties referenced in our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings with the Securities and Exchange Commission, particularly those set forth under the caption “Risk Factors”; our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business; regulatory actions, if any, taken in connection with an SEC review of certain sections of the Investment Company Act of 1940; government initiatives to support the U.S financial system and U.S. housing and real estate markets; financial condition and future operations of the GSEs; GSE reform or other government policies and actions; an ownership shift under Section 382 of the Internal Revenue Code that impacts the use of our tax NOL carryforward; and our continued eligibility for inclusion in Russell Indexes and the materiality of the income taxes which may be due to the Company’s ownership of securities that generate excess inclusion income.

3 Our Guiding Principles Our Mission Our Core Values •Generate dividends for shareholders •Manage leverage conservatively • Remain owner-operators • Maintain a culture of integrity and employ the highest ethical standards • Provide a strong risk management culture • Focus on long-term shareholder value while preserving capital Manage a successful public mortgage REIT with a focus on capital preservation and providing risk-adjusted returns reflective of a diversified, leveraged fixed income portfolio.

4 DX Snapshot Internally managed REIT commenced operations in 1988 Significant inside ownership and experienced management team Diversified investment strategy investing in residential and commercial mortgage assets Large NOL carryforward for unique total return opportunity Market Highlights: (as of 11/12/12) Common Preferred NYSE Stock Ticker: DX DXPrA Shares Outstanding: 54,371,159 2,300,000 Dividends Q3: $0.29 Annually: $2.125 Share Price: $9.43 $26.06 Price to Book: .91x Liquidation Preference: $25 Market Capitalization: $512.72 million -

5 Third Quarter 2012 Highlights Diluted earnings per common share of $0.34 Book value per common share of $10.31 at September 30, 2012 Annualized return on average equity of 13.6% for the quarter Net interest spread of 2.00% for the quarter Average interest earnings assets were $3,729.1 million Constant prepayment rate (CPR) of 18.7%, (excluding CMBS IO) Common dividend of $0.29 per share, representing a 11.7% yield on an annualized basis (1) Issued 2.3 million shares of 8.50% Series A Preferred Stock for net proceeds of $55.4 million after expenses Overall leverage of 6.1x equity capital at September 30, 2012 (1) Based on the October 31, 2012 closing price of $9.92 per share. See the Company’s press release issued November 1, 2012 for further discussion.

Summary of Results $0.28 $0.28 $0.29 $0.29 $0.36 $0.33 $0.35 $0.34 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q4-2011 Q1-2012 Q2-2012 Q3-2012 Dividend per Share EPS $9.20 $9.62 $9.66 $10.31 $8.00 $8.50 $9.00 $9.50 $10.00 Q4-2011 Q1-2012 Q2-2012 Q3-2012 2.56% 2.41% 2.18% 2.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q4-2011 Q1-2012 Q2-2012 Q3-2012 15.6% 14.7% 14.3% 13.6% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q4-2011 Q1-2012 Q2-2012 Q3-2012 Dividends and Earnings Per Common Share Net Interest Spread Book Value Per Common Share Return on Average Common Equity 6

Consistent Core Investment Strategy 7 Short Duration High Quality Diversified Low Leverage

Capital Allocation (as of September 30, 2012) 8 38.7% 61.3% 0% 20% 40% 60% 80% Agency RMBS All other assets, net ($ in thousands) $239.3 $378.6 Agency RMBS All other assets, net Shareholders’ Equity % of Shareholders’ Equity

Investment Prepayment Portfolio Risk (as of September 30, 2012) 9 Agency RMBS 19% CMBS 81% $145.9 million Agency RMBS Premium Detail Post/near reset* $35.7 million Selected specified pools $110.2 million $604.5 million Total $750.4 million Total $145.9 million Net Premium by Asset Type

MBA Refinancing Index 10 Source: Bloomberg • Refinance Index has declined 24% in the last month • Our RMBS CPRs have been in a relatively tight range of 17%-25% CPR with an average of 22% for the past 16 months

11 Potential Investment Returns (as of October 26, 2012) Investment Range of Prices Range of Yields Range of Net Spread to Funding Range of ROEs Agency RMBS 102-115 1.0%- 2.0% .60%-1.4% 6%-13% Agency CMBS 107-117 2.2%-3.0% .76%-1.3% 8%-13% Non-Agency ‘A’ - ’AAA’ RMBS 85-104 1.5%-5.0% .80%-2.0% 5%-11% Non-Agency ‘A’- ‘AAA’ CMBS 97-110 2.5%-3.6% 1.0%-2.2% 7%-12% The above portfolio is for illustrative purposes only, does not represent or guarantee actual or expected performance and should not be relied upon for any investment decision. The range of returns on equity is based on certain assumptions, including assumptions relating to asset allocation percentages and spreads where mortgage assets can be acquired versus a current cost of funds to finance acquisitions of those assets. Rates used represent a range of asset yields and funding costs based on data available as of the date referenced above. Any change in the assumed yields, funding costs or assumed leverage could materially alter the company’s returns. There can be no assurance that asset yields or funding costs will remain at current levels. For a discussion of risks that may affect our ability to implement strategy and other factors which may affect our potential returns, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011.

Portfolio Details (as of September 30, 2012) Portfolio Expected Maturity/Reset Distribution 15% 11% 14% 28% 31% 1% 0% 5% 10% 15% 20% 25% 30% 35% <15 16-40 41-60 61-84 85-120 120-125 Months to Maturity/Reset Credit Quality AAA 91% AA 2% A 6% Below A 1% *Agency MBS are considered AAA-rated. 12

13 Dynex Value Proposition Source: SNL Internally Managed and Publicly Traded Since 1988 Diversified Investment Strategy Large Tax NOL Significant Insider Ownership +94.12% January 1, 2008 – September 30, 2012

Dynex Summary 14 Diversified investment strategy Business model provides options to take advantage of selective opportunities and deliver returns in the future Prepayment risk is mitigated by majority of capital allocation to CMBS, which is explicitly prepayment protected Anticipated modest monthly reinvestment needs of ~$40-$70 million Current investment portfolio supports the dividend policy As owner operators, we are focused on long-term shareholder value

15 APPENDIX

16 Capital Allocation (as of September 30, 2012) (1) Associated financing for investments includes repurchase agreements and securitization financing issued to third parties (which is presented on the Company’s balance sheet as “non-recourse collateralized financing”). Associated financing for hedging instruments represents the fair value of the interest rate swap agreements in a liability position. ($ in thousands) Asset Carrying Basis Associated Financing (1)/ Liability Carrying Basis Allocated Shareholders' Equity % of Shareholders' Equity Leverage Target Agency RMBS $2,800,095 $2,560,779 $239,316 38.7% 8 − 9x Agency CMBS 335,064 225,880 109,184 17.7% 8x Agency CMBS IO 515,513 407,683 107,830 17.5% 3 - 4x Non-Agency RMBS 14,241 11,042 3,199 0.5% 4 - 5x Non-Agency CMBS 475,282 381,937 93,345 15.1% 3 - 4x Non-Agency CMBS IO 97,408 76,818 20,590 3.3% 3 - 4x Securitized mortgage loans 77,748 50,695 27,053 4.4% 3 - 4x Other investments 896 - 896 0.1% − Derivative Instruments - 46,496 (46,496) (7.5%) − Cash and cash equivalents 34,723 - 34,723 5.6% − Other asets/other liabilities 54,060 25,769 28,291 4.6% − $4,405,030 $3,787,099 $617,931 100.0% 6 − 7x

17 Selected Financial Highlights (as of and for the quarter ended) Financial Highlights: ($000 except per share amounts) Sept 30, 2012 Jun 30, 2012 Mar 31, 2012 Dec 31, 2011 Sept 30, 2011 Total Investments 4,316,247$ 3,628,163$ 3,276,170$ 2,500,976$ 2,595,574$ Total Assets 4,405,030 3,729,197 3,349,056 2,582,193 2,633,686 Total Liabilities 3,787,099 3,204,124 2,826,159 2,210,844 2,264,152 Total Equity 617,931 525,073 522,897 371,349 369,534 Interest Income 28,574 27,125 26,272 23,704 21,143 Interest Expense 9,474 8,117 7,125 6,732 6,583 Net Interest Income 19,100 19,008 19,147 16,972 14,560 General and Administrative Expenses 3,090 3,024 3,121 3,249 2,335 Net Income to Common Shareholders 18,353$ 18,847$ 16,476$ 14,406$ 1,532$ Diluted EPS 0.34$ 0.35$ 0.33$ 0.36$ 0.04$ Dividends Declared per Common Share 0.29 0.29 0.28 0.28 0.27 Book Value per Common Share 10.31 9.66 9.62 9.20 9.15 * Diluted EPS Ex-Items was $0.32. EPS Ex-Items, or Dynex’s earnings per share excluding certain items, excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. See the Company’s press release issued November 1, 2011 for further discussion. *

18 Dynex Is Focused on Capital Preservation and Managing Risk •Invest in shorter duration instruments, with portfolio duration target of 0.5 to 1.5 years •Use interest rate swaps, swaptions, and caps to manage risk •Match terms of funding with terms of assets Interest Rate Risk •91% of investment portfolio is AAA -rated*at September 30, 2012 •Diversify credit risk by investing in multiple asset classes across mortgage sector, including CMBS, Agency and non-Agency RMBS •Only purchase high quality non-Agency MBS •Well-seasoned securitized mortgage loans with low LTV Credit Risk •Chose to minimize extension risk by emphasizing short duration assets •Expect minimal extension for short duration hybrid ARMs •See examples in appendix Extension Risk Key Risk Dynex Strategy *Agency MBS are considered AAA -rated as of the date presented. •Diversify repurchase agreement counterparties (28 available counterparties at present) •Extend maturity dates of repurchase agreements when possible •Target staggering repurchase agreement maturities •Maintain cash and liquid instruments to meet margin calls •$34.7 million of cash and cash equivalents, $144 million of unpledged Agency MBS at Sept. 30, 2012 •Current leverage of 6.1x invested equity capital Liquidity Risk

Portfolio Performance *As presented on this slide, Q3-2011 return on average equity is calculated based on a measure that excludes the impact of certain items on earnings per share (EPS Ex-Items). EPS Ex-Items for Q3-2011 was $0.32 and excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. For Q3-2011, reported diluted EPS was $0.04 and reported annualized ROE was 1.6%. 20.9% 20.9% 19.5% 19.3% 18.7% 18.7% 17.9% 17.9% 17% 18% 19% 20% 21% 22% 23% 24% 1 mo3 mo6 mo1 year Agency Total portfolio June 30, 2012 Agency Non-Agency Portfolio Agency Non-Agency Portfolio 2.63% 5.67% 3.12% 2.75% 6.05% 3.29% (0.90%) (2.58%) (1.12%) (0.88%) (2.55%) (1.11%) 1.73% 3.09% 2.00% 1.87% 3.50% 2.18% Investment Yield Cost of funds Net interest spread September 30, 2012 5.3x 5.5x 6.0x 5.8x 5.4x 6.1x 6.1x 13.2% 14.1% 13.70%* 15.6% 14.7% 14.30% 13.6% 3% 6% 9% 12% 15% 18% 4.8 5 5.2 5.4 5.6 5.8 6 6.2 Q1- 2011 Q2- 2011 Q3- 2011 Q4- 2011 Q1- 2012 Q2- 2012 Q3- 2012 Leverage and ROE* (as of September 30, 2012) 18

CMBS Portfolio (as of September 30, 2012) 20 AAA 78% AA 3% A 18% Below A 1% Other 23% Multifamily 77% $100.3 $66.2 $0.0 $406.1 prior to 2000 2000-2005 2006-2008 2009 or newer Agency CMBS $335.1 Agency CMBS IO $515.5 Non- Agency CMBS $475.3 Non- Agency CMBS IO $97.4 Credit Quality Collateral Non-Agency Vintage Asset Type By year of origination $ in millions $ in millions Agency CMBS are considered AAA-rated as of the date presented.

Agency CMBS Historical Credit Performance 21 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% % 60 + D a y s Past D u e Source: Freddie Mac

22 Extension Risk (as of September 30, 2012) 0 2 4 6 8 10 12 14 16 FN 30 year FNCI 15 year FN 5/1 ARM 15 CPR/CPB 2 CPR/CPB Average Life (years) Price Coupon WAC Speed Average Life Average Life Extension FN 30yr $106-10 3.50% 3.99% 15 CPR 2 CPR 5.37 years 14.49 years ~9 years FNCI 15yr $104-6 2.50% 3.08% 15 CPR 2 CPR 4.09 years 7.28 years ~3 years FN 5/1 ARM $104-8 2.19% 2.75% 15 CPB 2 CPB 3.25 years 4.44 years ~1 year

Financing (as of September 30, 2012) Repurchase Agreements Financing Balance WAVG Rate By collateral pledged: Agency $ 3,194,342 0.51% Non-Agency 442,081 1.40% Other 34,549 1.67% Total $ 3,670,972 0.63% By original maturity: (days) 0-30 $ 1,663,679 0.63% 31-60 898,021 0.83% 61-90 472,705 0.55% >90 636,567 0.42% Total $ 3,670,972 0.63% 23 SWAPS(1) Maturity (mos.) Total Notional Balance WAVG Rate 0-12 $ 75,000 1.30% 13-36 565,000 1.44% 37-60 445,000 1.53% >60 400,000 1.60% Total $ 1,485,000 1.50% WAVG Maturity 42 months $ in thousands (1) Excludes trading swaps of $27 million and includes $275 million of forward starting swaps in 2013